SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549

                                    FORM 8-K

                             CURRENT REPORT PURSUANT
                          TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported)     July 24, 2002


                                MOVING BYTES INC.
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             (Exact Name of Registrant as Specified in Its Charter)


                                     Canada
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                 (State or Other Jurisdiction of Incorporation)


           000-30058                                      52-2267986
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     (Commission File Number)                  (IRS Employer Identification No.)


2000 Powell Street, Suite 1205, Emeryville, California                94608
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(Address of Principal Executive Offices)                            (Zip Code)


                                 (510) 985-1033
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              (Registrant's Telephone Number, Including Area Code)


                                E*COMNETRIX INC.
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          (Former Name or Former Address, if Changed Since Last Report)

ITEM 5.  OTHER EVENTS.

CORPORATE NAME CHANGE

Effective July 24, 2002, the Registrant changed its name from E*Comnetrix Inc. to Moving Bytes Inc.


ITEM 7.  EXHIBITS

Articles of Amendment dated July 24, 2002.


ITEM 9.  REGULATION FD DISCLOSURE

Press Release dated July 31, 2002

                                   SIGNATURES


Pursuant to the requirements of the Securities Exchange Act of 1934, the Company has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.





                                         Moving Bytes Inc.
                                         --------------------------------------
                                         (Registrant)



Date July 31, 2002                       By: /s/ Mark Smith
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                                         Name:    Mark Smith
                                         Title:   President and Director